GOLDMAN SACHS TRUST

Class A, Class C, Institutional, Investor, Class P, Class R and Class R6 Shares of the

Goldman Sachs Commodity Strategy Fund

(the “Fund”)

Supplement dated December 18, 2020 to the

Prospectuses, Summary Prospectuses and Statement of Additional Information (“SAI”),

each dated April 29, 2020, as supplemented to date

At a special meeting of shareholders of the Fund held on December 18, 2020, the Fund’s shareholders approved a sub-advisory agreement with CoreCommodity Management, LLC (“CoreCommodity”). Accordingly, effective on or about January 22, 2021 (the “Effective Date”), CoreCommodity will begin sub-advising the Fund. Prior to the Effective Date, the Fund will experience higher portfolio turnover (i.e., the purchase and sale of instruments and securities) to facilitate the transition to CoreCommodity. CoreCommodity is an independent commodity asset management firm that provides advisory and fiduciary management services to investors globally, with approximately $3.92 billion in assets across long-only and absolute return commodity investment programs as of November 30, 2020. CoreCommodity will manage the Fund’s day-to-day operations, subject to oversight by Goldman Sachs Asset Management, L.P. (“GSAM”).

On the Effective Date, the Fund’s benchmark will change from the S&P GSCI Total Return Index to the Bloomberg Commodity Total Return Index (“BCOM”). However, the Fund will continue to seek to maintain substantial economic exposure to the performance of the commodities markets. Although CoreCommodity has a different investment philosophy, it is not anticipated that CoreCommodity will make any material changes to the principal investment strategies of the Fund. For example, CoreCommodity will take various factors into account when seeking commodity market exposure, such as, without limitation, the results of proprietary models developed by CoreCommodity, relative price differentials for various commodity futures for current delivery as compared to those for future delivery, and market conditions. The Fund also may underweight or overweight various commodities as compared to the BCOM, and may utilize commodities that are not components of the BCOM.

Fees paid by investors and the overall Fund expenses are not expected to change. Performance prior to the Effective Date does not reflect the transition of day-to-day portfolio management from GSAM to CoreCommodity. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future, both before and after the Effective Date.

This supplement should be retained with your Prospectuses, Summary Prospectuses and SAI for future reference.

SELSAT2STK 11-20